UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Annual Report
to Shareholders

DWS Massachusetts Tax-Free Fund

(formerly Scudder Massachusetts Tax-Free Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the DWS Massachusetts Tax-Free Fund and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.32%	3.46%	4.62%	5.23%
Class B	2.63%	2.69%	3.80%	4.40%
Class C	2.63%	2.67%	3.82%	4.42%
Lehman Brothers Municipal Bond Index+	3.81%	4.10%	5.18%	5.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/06	$ 14.20	$ 14.20	$ 14.20
3/31/05	$ 14.46	$ 14.45	$ 14.45
Distribution Information: Twelve Months: Income Dividends as of 3/31/06	$ .583	$ .476	$ .476
Capital Gains Distributions as of 3/31/06	$ .151	$ .151	$ .151
March Income Dividend	$ .0477	$ .0387	$ .0387
SEC 30-day Yield++ as of 3/31/06	3.44%	2.83%	2.83%
Tax Equivalent Yield++ as of 3/31/06	5.59%	4.60%	4.60%
Current Annualized Distribution Rate++ as of 3/31/06	3.96%	3.21%	3.21%

++ The SEC yield is net investment income per share earned over the month ended March 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.43%, 2.80% and 2.79% for Classes A, B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.95%, 3.18% and 3.17% for Class A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	22	of	53	41
3-Year	28	of	51	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,867	$10,575	$11,968	$15,895
	Average annual total return	-1.33%	1.88%	3.66%	4.74%
Class B	Growth of $10,000	$9,968	$10,637	$11,953	$15,379
	Average annual total return	-.32%	2.08%	3.63%	4.40%
Class C	Growth of $10,000	$10,263	$10,824	$12,059	$15,407
	Average annual total return	2.63%	2.67%	3.82%	4.42%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,381	$11,282	$12,870	$17,686
	Average annual total return	3.81%	4.10%	5.18%	5.87%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Massachusetts Tax-Free Fund and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS Massachusetts Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.59%	3.70%	4.88%	5.50%
Class AARP	3.58%	3.69%	4.89%	5.50%
Lehman Brothers Municipal Bond Index+	3.81%	4.10%	5.18%	5.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/06	$ 14.19	$ 14.20
3/31/05	$ 14.45	$ 14.46
Distribution Information: Twelve Months: Income Dividends as of 3/31/06	$ .620	$ .621
Capital Gains Distributions as of 3/31/06	$ .151	$ .151
March Income Dividend	$ .0511	$ .0511
SEC 30-day Yield++ as of 3/31/06	3.87%	3.86%
Tax Equivalent Yield++ as of 3/31/06	6.29%	6.27%
Current Annualized Distribution Rate++ as of 3/31/06	4.24%	4.24%

++ The SEC yield is net investment income per share earned over the month ended March 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.79% for Class AARP shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.16% for Class AARP had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	53	23
3-Year	17	of	51	33
5-Year	11	of	48	21
10-Year	6	of	38	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,359	$11,151	$12,692	$17,087
	Average annual total return	3.59%	3.70%	4.88%	5.50%
Class AARP	Growth of $10,000	$10,358	$11,148	$12,699	$17,089
	Average annual total return	3.58%	3.69%	4.89%	5.50%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,381	$11,282	$12,870	$17,686
	Average annual total return	3.81%	4.10%	5.18%	5.87%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes except Class S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,009.00	$ 1,006.00	$ 1,006.00	$ 1,010.60	$ 1,010.40
Expenses Paid per $1,000*	$ 5.01	$ 8.75	$ 8.80	$ 3.71	$ 3.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,019.95	$ 1,016.21	$ 1,016.16	$ 1,021.24	$ 1,021.19
Expenses Paid per $1,000*	$ 5.04	$ 8.80	$ 8.85	$ 3.73	$ 3.78

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Massachusetts Tax-Free Fund	1.00%	1.75%	1.76%	.74%	.75%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Massachusetts Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Massachusetts Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1989.

Over 29 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Rebecca Flinn

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 19 years of investment industry experience.

BA, University of Redlands, California.

Philip G. Condon serves as lead portfolio manager of DWS Massachusetts Tax-Free Fund. Rebecca Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you characterize conditions in the municipal bond market during the annual period ended March 31, 2006?

A: Over the period, results for both the taxable and municipal bond markets were positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 3.81% for the 12-month period ended March 31, 2006.1 This compared favorably with the broad taxable bond market, which returned 2.26% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of 2005, the supply of municipal issues coming to market was relatively heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply began to drop off. This trend has prevailed so far in 2006, as supply both on the national level and within Massachusetts is down significantly as compared to the first quarter of 2005. On the demand side, interest from institutional investors such as insurance companies remained strong. Mutual funds also provided support, and purchases by retail investors continued to increase as municipal yields rose.

During the period, the Federal Reserve Board (the Fed) increased the fed funds rate, a benchmark short-term lending rate, on eight occasions in increments of 0.25%, to its current level of 4.75%. Yields on shorter-term municipals rose along with the Fed's tightening, while longer-term municipal rates were relatively stable or even fell. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell and that longer-maturity municipals provided the best performance over the year.

The overall result of rising short-term yields and stable-to- declining long-term yields was that the tax-free yield curve flattened substantially over the 12-month period.3 On the municipal bond curve, yields on two-year issues increased by 79 basis points, while bonds with 30-year maturities experienced a yield decrease of 10 basis points, resulting in a total flattening of 89 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

With respect to credit quality, the trend in the municipal market was toward improved ratings over the period, as municipalities benefited from a growing economy nationally. Returns were generally highest among lower-quality issues, as yield spreads vs. the AAA-rated market continued their tightening trend.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal Bond Yield Curve (as of 3/31/05 and 3/31/06)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS product.

Past performance is no guarantee of future results.

Q: How did DWS Massachusetts Tax-Free Fund perform for the annual period?

A: DWS Massachusetts Tax-Free Fund's Class A shares posted a positive return for the period of 3.32% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information). This return compares with a return of 3.81% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's performance for the 12 months exceeded the 3.09% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.4

4 The Lipper Massachusetts Municipal Debt Funds category comprises funds that limit their assets to securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category. For the one- and three-year periods, this category's average was 3.09% (53 funds) and 3.68% (51 funds), respectively, as of March 31, 2006. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning affect performance over the period?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income and to minimize taxable capital gains distributions.

Over the period, we maintained a relatively defensive posture, meaning that we sought to avoid taking any undue credit or interest-rate risk. This translated into an underweighting of both lower quality and longer-maturity issues.

With respect to credit risk, the yield advantage provided by BBB-rated vs. AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. However, lower-quality issues outperformed over the year as spreads narrowed even further, and this held back fund returns to a degree.

A similar risk/reward analysis underlies the fund's positioning with respect to the maturities held. We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral portfolio duration and corresponding sensitivity to interest-rate changes. In attempting to maintain a duration-neutral stance, we may shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. The flattening of the yield curve that has occurred has significantly reduced the income advantage provided by longer-term issues. We believe that there is currently more value to be found among intermediate-term bonds and that while our relatively low exposure to longer-term issues did not help our performance over the past 12 months, we are well-positioned for the next market cycle.

The fund's returns for the period benefited from the utilization of instruments known as interest-rate swaps, which we used to allow us to benefit from the outperformance of the municipal market vs. taxable bonds. Performance also benefited from our efforts to minimize the impact of a flattening yield curve on returns, in particular by hedging our exposure to the 10-year segment of the market. We have begun to reposition the fund for the likelihood of a somewhat steeper yield curve.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: The fiscal health of Massachusetts remains sound and continued to show signs of improvement during the period. Standard & Poor's Corp. continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. held its rating at Aa2 with a stable outlook.5

Massachusetts carries a relatively high debt burden and faces many of the same challenges faced by other states, including rising health care and pension costs. In addition, significant new issuance is planned to support improvements to local schools. However, the state has a diverse economy, with depth in areas including education, health care, technology and financial services. While the Massachusetts economy continues to recover at a slower pace than many states, the employment picture continues to improve, and personal income tax revenues have experienced a strong rebound.

The state has established a strong record of professional management and fiscal discipline, which is reflected in improving reserves and the avoidance of using one-time revenue sources to offset ongoing costs. We continue to believe that the Massachusetts economy is on an upward course and that the outlook for the state's debt is positive.

5 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Diversification	3/31/06	3/31/05

Hospital/Health Revenue	16%	15%
Water and Sewer Revenue	16%	16%
State General Obligation/Lease	14%	12%
Sales/Special Tax	11%	14%
Higher Education	8%	9%
Other General Obligation/Lease	7%	15%
Port/Airport Revenue	6%	4%
Project Revenue	3%	3%
Electric Revenue	2%	2%
Resource Recovery	2%	2%
Miscellaneous Municipal	15%	8%
	100%	100%
Quality	3/31/06	3/31/05

AAA*	60%	70%
AA	23%	16%
A	3%	4%
BBB	6%	5%
B	2%	1%
Not Rated	6%	4%
	100%	100%

Diversification and quality are subject to change.

Weighted average quality: AA and AA, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

* Includes cash equivalents

Effective Maturity	3/31/06	3/31/05

Less than 1 year	13%	18%
1-4.99 years	20%	8%
5-9.99 years	49%	52%
10-14.99 years	13%	11%
15 years or greater	5%	11%
	100%	100%

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 87.9%
Massachusetts 84.8%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,898,858
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	2,000,000	2,051,400
8.0%, 9/1/2035	1,000,000	999,440
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,878,294
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	1,020,000	1,027,834
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,140,000	1,334,986
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,038,387
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,360,208
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,890,040
5.5%, 9/1/2014	1,735,000	1,885,338
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (a)	2,325,000	2,459,711
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,166,580
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (a)	640,000	648,090
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	1,028,350
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.0%, 7/1/2024	5,000,000	5,246,950
Series A, 5.25%, 7/1/2021	2,000,000	2,176,280
Series A, 5.75%, 7/1/2011	355,000	381,763
Series A, 5.75%, 7/1/2015	535,000	574,141
Series B, 6.2%, 3/1/2016	3,100,000	3,536,108
Massachusetts, Bay Transportation Authority, Sales Tax Revenue: Series A, 5.25%, 7/1/2020	6,270,000	6,938,194
Series A, 5.25%, 7/1/2021	5,000,000	5,541,750
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,663,785
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,667,387
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (a)	1,230,000	1,296,309
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,852,044
6.75%, 5/1/2011	2,745,000	3,113,983
6.875%, 5/1/2014	1,300,000	1,530,555
Massachusetts, Higher Education Revenue, Development Finance Agency, Prerefunded, 5.75%, 7/1/2012	500,000	544,730
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,378,167
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (a)	1,200,000	1,297,020
Series A, 5.375%, 1/1/2016 (a)	1,200,000	1,295,088
Series A, 5.375%, 1/1/2017 (a)	1,200,000	1,295,088
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	6,129,200
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (a)	500,000	532,310
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (a)	1,645,000	1,793,066
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,756,678
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,028,880
5.625%, 9/1/2020	1,265,000	1,309,579
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,043,570
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,054,010
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (a)	2,100,000	2,178,897
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,166,740
Series F, 5.75%, 7/1/2033	2,000,000	2,100,840
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,107,080
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,900,000	4,713,267
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	5,000,000	5,374,200
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,060,300
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,800,908
Series D, 6.35%, 7/15/2032	3,250,000	3,430,277
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (a)	4,875,000	5,195,775
Series H, 5.375%, 5/15/2019 (a)	1,800,000	1,918,440
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	736,709
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,265,650
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,222,700
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	135,000	134,950
7.625%, 7/1/2026	2,750,000	2,773,925
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,636,640
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,915,000	4,009,665
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,435,850
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	6,225,390
Series A, 5.5%, 12/15/2013	5,000,000	5,488,300
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,588,338
5.5%, 6/15/2014	7,000,000	7,361,760
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,240,083
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities, TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	935,000	994,765
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,891,980
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (a)	5,000,000	5,397,100
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,363,774
Series C, 6.375%, 8/1/2014	1,000,000	1,087,670
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,344,280
Massachusetts, State General Obligation:
Series A, 5.0%, 3/1/2024 (a)	7,500,000	7,842,750
Series D, 5.5%, 11/1/2016	500,000	555,875
Series D, 5.5%, 11/1/2019	4,325,000	4,876,005
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,510,756
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,832,350
Massachusetts, State Port Authority Revenue, Series C, 5.0%, 7/1/2016 (a)	5,000,000	5,309,600
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,742,415
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,407
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,735,840
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Series 7, 5.25%, 2/1/2014	3,705,000	3,939,156
Series 6, 5.625%, 8/1/2015	120,000	129,247
Massachusetts, State Water Pollution Abatement Trust, Pool Program: Series 11, 5.0%, 8/1/2017	5,750,000	6,133,410
Series 11, 5.0%, 8/1/2020	5,750,000	6,090,457
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2023 (a)	10,000,000	10,589,900
Series D, 5.5%, 8/1/2011 (a)	5,000,000	5,423,650
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (a)	4,500,000	4,842,000
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	466,598
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	596,663
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	544,300
Series A, ETM, 5.3%, 7/1/2009	705,000	740,638
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,071,380
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	272,403
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	272,403
Massachusetts, University of Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (a)	2,000,000	2,148,760
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2021 (a)	10,000,000	11,391,100
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,078,380
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,526,350
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	4,030,000	4,347,483
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,544,103
Series A, 5.5%, 8/1/2013 (a)	1,445,000	1,587,477
Series A, 6.5%, 7/15/2019	3,110,000	3,667,156
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,215,000
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (a)	1,525,000	1,615,143
5.25%, 1/15/2018 (a)	1,515,000	1,604,552
5.25%, 1/15/2019 (a)	1,470,000	1,555,289
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,272,244
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,608,991
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	2,066,877
5.75%, 10/15/2016 (a)	1,725,000	1,884,045
Route 3 North, MA, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (a)	1,105,000	1,187,378
5.75%, 6/15/2013 (a)	2,500,000	2,686,375
5.75%, 6/15/2016 (a)	4,910,000	5,270,099
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (a)	1,000,000	1,073,300
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (a)	1,505,000	1,634,069
5.5%, 8/1/2016 (a)	1,685,000	1,831,207
Springfield, MA, Other General Obligation, Municipal Purpose Loan, 6.0%, 10/1/2014 (a)	1,955,000	2,121,566
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (a)	1,250,000	1,350,625
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (a)	2,580,000	2,803,376
5.625%, 8/15/2013 (a)	2,575,000	2,797,943
5.625%, 8/15/2014 (a)	2,575,000	2,797,943
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,560,605
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (a)	1,185,000	1,275,416
Series 2, 5.5%, 11/1/2016 (a)	1,250,000	1,345,375
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (a)	1,170,000	1,303,836
Westford, MA, Other General Obligation Lease, 5.125%, 4/1/2017 (a)	1,150,000	1,215,504
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,231,360
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,386,566
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (a)	705,000	766,039
		370,195,139
Puerto Rico 3.1%
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,133,732
Series Y, 6.25%, 7/1/2014	145,000	163,701
Puerto Rico, Municipal Finance Agency, Series A, 5.25%, 8/1/2024	2,500,000	2,627,825
Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (a)	5,000,000	5,692,900
Puerto Rico, State General Obligation, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,776,175
		13,394,333
Total Municipal Bonds and Notes (Cost $365,275,113)		383,589,472

Municipal Inverse Floating Rate Notes 10.3%
Massachusetts
Massachusetts, Airport Revenue, Port Authority, AMT, 144A, 11.97%, 1/1/2016, Leverage Factor at purchase date: 4 to 1 (a)	2,500,000	2,995,825
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 11.17%, 7/1/2016, Leverage Factor at purchase date: 4 to 1 (a)	5,397,500	6,877,333
Massachusetts, Port Authority Revenue, Rites-PA 592A, AMT, 144A, 7.597%, 7/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	4,195,000	4,604,977
Massachusetts, Port Authority Revenue, Rites-PA 592B, AMT, 144A, 7.597%, 7/1/2012, Leverage Factor at purchase date: 2 to 1 (a)	805,000	883,673
Massachusetts, Port Authority Revenue, Rites-PA 598A, AMT, 8.759%, 7/1/2013, Leverage Factor at purchase date: 2 to 1	930,000	1,059,781
Massachusetts, Port Authority Revenue, Rites-PA 598B, AMT, 8.759%, 7/1/2014, Leverage Factor at purchase date: 2 to 1	995,000	1,133,852
Massachusetts, Port Authority Revenue, Rites-PA 598C, AMT, 8.759%, 7/1/2015, Leverage Factor at purchase date: 2 to 1	1,065,000	1,214,387
Massachusetts, Port Authority Revenue, Rites-PA 598D, AMT, 9.009%, 7/1/2016, Leverage Factor at purchase date: 2 to 1	925,000	1,076,691
Massachusetts, Port Authority Revenue, Rites-PA 598E, AMT, 9.009%, 7/1/2017, Leverage Factor at purchase date: 2 to 1	775,000	899,287
Massachusetts, Port Authority Revenue, Rites-PA 598F, AMT, 7.509%, 7/1/2018, Leverage Factor at purchase date: 2 to 1	1,310,000	1,435,603
Massachusetts, Security Trust Certificates, Series 7002B, 144A, 7.35%, 6/1/2020, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	5,790,800
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.82%, 1/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	2,500,000	2,924,900
Massachusetts, State General Obligation, Rites-PA 1281, 144A, 6.58%, 11/1/2024, Leverage Factor at purchase date: 3 to 1 (a)	5,000,000	5,671,400
Massachusetts, State Water Resources Authority: Series R-252, 144A, 6.54%, 8/1/2021, Leverage Factor at purchase date: 2 to 1 (a)	6,585,000	7,418,529
Series 799, 144A, 38.025%, 2/1/2015, Leverage Factor at purchase date: 10 to 1 (a)	500,000	1,108,350
Total Municipal Inverse Floating Rate Notes (Cost $41,498,957)		45,095,388
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $406,774,070)+	98.2	428,684,860
Other Assets and Liabilities, Net	1.8	7,814,797
Net Assets	100.0	436,499,657

+ The cost for federal income tax purposes was $406,622,819. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $22,062,041. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,460,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $398,167.

(a) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	10.2
Financial Guaranty Insurance Company	12.1
Financial Security Assurance, Inc.	13.3
Municipal Bond Insurance Association	16.4

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

At March 31, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
4/12/2006 4/12/2015	14,100,000+	Fixed — 3.8%	Floating — BMA	140,143
6/29/2006 6/29/2015	13,500,000+	Fixed — 4.91%	Floating — LIBOR	451,062
8/16/2006 8/16/2015	25,800,000++	Fixed — 3.841%	Floating — BMA	243,709
8/23/2006 8/23/2015	12,500,000+++	Fixed — 3.77%	Floating — BMA	182,340
8/23/2006 8/23/2020	21,800,000++	Fixed — 3.892%	Floating — BMA	532,265
Total net unrealized appreciation on open interest rate swaps				1,549,519

Counterparties:

+ Morgan Stanley

++ Citibank, NA

+++ JP Morgan Chase

BMA: Represents the Bond Market Association.

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006
Assets
Investments in securities, at value (cost $406,774,070)	$ 428,684,860
Cash	1,531
Receivable for investments sold	5,226,594
Interest receivable	6,112,568
Receivable for Fund shares sold	120,800
Unrealized appreciation on interest rate swaps	1,549,519
Other assets	30,954
Total assets	441,726,826
Liabilities
Distributions payable	202,538
Notes payable	3,900,000
Payable for Fund shares redeemed	728,553
Accrued management fee	204,944
Other accrued expenses and payables	191,134
Total liabilities	5,227,169
Net assets, at value	$ 436,499,657
Net Assets
Net assets consist of: Undistributed net investment income	144,702
Net unrealized appreciation (depreciation) on: Investments	21,910,790
Interest rate swaps	1,549,519
Accumulated net realized gain (loss)	1,434,201
Paid-in capital	411,460,445
Net assets, at value	$ 436,499,657

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,027,582 ÷ 987,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.20
Maximum offering price per share (100 ÷ 95.50 of $14.20)	$ 14.87

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,715,505 ÷ 473,082 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.20

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,597,509 ÷ 394,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.20
Class AARP Net Asset Value, offering and redemption price(a) per share ($8,911,033 ÷ 627,816 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.19
Class S Net Asset Value, offering and redemption price(a) per share ($401,248,028 ÷ 28,251,575 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.20

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2006
Investment Income
Income: Interest	$ 23,278,220
Expenses: Management fee	2,720,372
Services to shareholders	257,535
Custodian and accounting fees	92,066
Distribution service fees	176,171
Auditing	70,000
Legal	27,095
Trustees' fees and expenses	19,556
Reports to shareholders	55,184
Registration fees	63,617
Interest expense	8,771
Other	89,723
Total expenses before expense reductions	3,580,090
Expense reductions	(14,938)
Total expenses after expense reductions	3,565,152
Net investment income (loss)	19,713,068
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,037,097
Interest rate swaps	1,020,051
5,057,148
Net unrealized appreciation (depreciation) during the period on: Investments	(8,468,133)
Interest rate swaps	362,979
(8,105,154)
Net gain (loss) on investment transactions	(3,048,006)
Net increase (decrease) in net assets resulting from operations	$ 16,665,062

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2006	2005
Operations: Net investment income	$ 19,713,068	$ 23,133,657
Net realized gain (loss) on investment transactions	5,057,148	2,163,948
Net unrealized appreciation (depreciation) on investment transactions during the period	(8,105,154)	(15,274,183)
Net increase (decrease) in net assets resulting from operations	16,665,062	10,023,422
Distributions to shareholders from: Net investment income: Class A	(738,551)	(955,717)
Class B	(238,397)	(280,780)
Class C	(196,632)	(235,466)
Class AARP	(397,852)	(451,188)
Class S	(18,037,779)	(21,227,739)
Net realized gains: Class A	(174,134)	(100,656)
Class B	(74,619)	(35,231)
Class C	(62,947)	(29,018)
Class AARP	(96,871)	(2,085,479)
Class S	(4,337,665)	(44,133)
Fund share transactions: Proceeds from shares sold	52,337,113	45,926,730
Reinvestment of distributions	15,222,097	15,533,648
Cost of shares redeemed	(97,196,117)	(102,535,455)
Redemption fees	14	8
Net increase (decrease) in net assets from Fund share transactions	(29,636,893)	(41,075,069)
Increase (decrease) in net assets	(37,327,278)	(56,497,054)
Net assets at beginning of period	473,826,935	530,323,989
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $144,702 and $27,343, respectively)	$ 436,499,657	$ 473,826,935

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.46	$ 14.91	$ 14.80	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.59	.64	.65	.66	.53
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.37)	.11	.71	(.19)
Total from investment operations	.47	.27	.76	1.37	.34
Less distributions from: Net investment income	(.58)	(.65)	(.65)	(.66)	(.53)
Net realized gain on investment transactions	(.15)	(.07)	—	(.01)	—
Total distributions	(.73)	(.72)	(.65)	(.67)	(.53)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.20	$ 14.46	$ 14.91	$ 14.80	$ 14.10
Total Return (%)[b]	3.32[c]	1.56	5.25[c]	9.88	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	20	20	14	3
Ratio of expenses before expense reductions (%)	.98	.94	.97	.97	1.02*
Ratio of expenses after expense reductions (%)	.98	.94	.95	.97	1.02*
Ratio of net investment income (%)	4.07	4.40	4.40	4.51	4.69*
Portfolio turnover rate (%)	39	34	25	37	30

[a] For the period from June 18, 2001 (commencement of operations of Class A shares) to March 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended March 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 14.90	$ 14.79	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.48	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	(.10)	(.37)	.11	.70	(.19)
Total from investment operations	.38	.16	.64	1.24	.25
Less distributions from: Net investment income	(.48)	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.15)	(.07)	—	(.01)	—
Total distributions	(.63)	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.20	$ 14.45	$ 14.90	$ 14.79	$ 14.10
Total Return (%)[b]	2.63[c]	.81	4.39[c]	8.89	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	8	7	2
Ratio of expenses before expense reductions (%)	1.75	1.69	1.80	1.80	1.82*
Ratio of expenses after expense reductions (%)	1.73	1.69	1.77	1.80	1.82*
Ratio of net investment income (%)	3.32	3.65	3.58	3.68	3.89*
Portfolio turnover rate (%)	39	34	25	37	30

[a] For the period from June 18, 2001 (commencement of operations of Class B shares) to March 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended March 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.48	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	(.10)	(.37)	.10	.70	(.18)
Total from investment operations	.38	.16	.63	1.24	.26
Less distributions from: Net investment income	(.48)	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.15)	(.07)	—	(.01)	—
Total distributions	(.63)	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.20	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Total Return (%)[b]	2.63[c]	.81	4.34[c]	8.91	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	7	4	1
Ratio of expenses before expense reductions (%)	1.74	1.68	1.78	1.79	1.79*
Ratio of expenses after expense reductions (%)	1.73	1.68	1.75	1.79	1.79*
Ratio of net investment income (%)	3.32	3.66	3.60	3.69	3.92*
Portfolio turnover rate (%)	39	34	25	37	30

[a] For the period from June 18, 2001 (commencement of operations of Class C shares) to March 31, 2002.

[b] Total return does not reflect the effect of any sales charges.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.32
Income (loss) from investment operations: Net investment income	.62	.67	.69	.69	.71
Net realized and unrealized gain (loss) on investment transactions	(.11)	(.38)	.10	.70	(.21)
Total from investment operations	.51	.29	.79	1.39	.50
Less distributions from: Net investment income	(.62)	(.67)	(.69)	(.69)	(.71)
Net realized gain on investment transactions	(.15)	(.07)	—	(.01)	—
Total distributions	(.77)	(.74)	(.69)	(.70)	(.71)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 14.19	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Total Return (%)	3.58[a]	1.75[a]	5.42	9.94	3.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	10	9	2
Ratio of expenses before expense reductions (%)	.80	.76	.74	.74	.74
Ratio of expenses after expense reductions (%)	.74	.74	.74	.74	.74
Ratio of net investment income (%)	4.31	4.60	4.61	4.74	4.91
Portfolio turnover rate (%)	39	34	25	37	30
[a] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.46	$ 14.90	$ 14.80	$ 14.10	$ 14.33
Income (loss) from investment operations: Net investment income	.62	.68	.68	.69	.71
Net realized and unrealized gain (loss) on investment transactions	(.11)	(.37)	.11	.71	(.23)
Total from investment operations	.51	.31	.79	1.40	.48
Less distributions from: Net investment income	(.62)	(.68)	(.69)	(.69)	(.71)
Net realized gain on investment transactions	(.15)	(.07)	—	(.01)	—
Total distributions	(.77)	(.75)	(.69)	(.70)	(.71)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 14.20	$ 14.46	$ 14.90	$ 14.80	$ 14.10
Total Return (%)	3.59	1.84	5.42	10.10	3.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	401	431	485	523	483
Ratio of expenses before expense reductions (%)	.74	.70	.74	.74	.74
Ratio of expenses after expense reductions (%)	.74	.70	.74	.74	.74
Ratio of net investment income (%)	4.32	4.63	4.61	4.74	4.91
Portfolio turnover rate (%)	39	34	25	37	30
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (formerly Scudder Massachusetts Tax-Free Fund) (the "Fund") is a non-diversified series of DWS State Tax Free Trust (formerly Scudder State Tax-Free Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax exempt income	$ 176,768
Undistributed ordinary income*	$ 1,690,014
Net unrealized appreciation (depreciation) on investments	$ 22,062,041

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,
	2006	2005
Distributions from tax-exempt income	$ 19,609,211	$ 23,150,890
Distributions from ordinary income*	$ —	$ 811,479
Distributions from long-term capital gains	$ 4,746,236	$ 1,483,038

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $176,304,956 and $214,589,721, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

Effective October 1, 2003 through July 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.73% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended March 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 7,084	$ 105	$ 1,140
Class B	3,794	980	196
Class C	2,645	441	128
Class AARP	10,071	5,484	1,126
Class S	134,894	—	25,484
	$ 158,488	$ 7,010	$ 28,074

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended March 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $78,368, of which $7,649 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class B	$ 54,324	$ 4,364
Class C	44,794	3,652
	$ 99,118	$ 8,016

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2006	Annual Effective Rate
Class A	$ 44,556	$ 4,036.24%
Class B	17,837	1,584.25%
Class C	14,660	1,168.25%
	$ 77,053	$ 6,788

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2006 aggregated $6,696.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2006, the CDSC for Class B and C shares aggregated $20,693 and $898, respectively. A deferred sales charge of up to 0.85% is asserted on certain redemptions of Class A shares. For the year ended March 31, 2006, DWS-SDI received $5,920.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $22,680, of which $6,720 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse the Fund $5,196, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended March 31, 2006, the custodian fee was reduced by $2,732 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At March 31, 2006, $3,900,000 was outstanding. Interest expense incurred on the borrowings amounted to $8,771 for the year ended March 31, 2006. The average dollar amount of the borrowings was $2,190,541 and the weighted average interest rate on these borrowings was 4.15%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	530,718	$ 7,641,834	370,245	$ 5,388,110
Class B	15,972	230,385	45,587	664,163
Class C	61,564	886,575	90,183	1,319,338
Class AARP	67,995	985,419	90,219	1,319,608
Class S	2,949,992	42,592,900	2,558,632	37,235,511
		$ 52,337,113		$ 45,926,730
Shares issued to shareholders in reinvestment of distributions
Class A	49,372	$ 713,605	60,158	$ 878,451
Class B	14,884	214,713	14,414	210,290
Class C	13,986	201,765	13,881	202,553
Class AARP	21,235	306,346	21,117	308,121
Class S	955,050	13,785,668	954,493	13,934,233
		$ 15,222,097		$ 15,533,648
Shares redeemed
Class A	(973,131)	$ (14,026,115)	(408,726)	$ (5,973,044)
Class B	(78,352)	(1,129,041)	(60,909)	(886,967)
Class C	(106,261)	(1,531,212)	(117,808)	(1,721,632)
Class AARP	(111,616)	(1,612,714)	(159,780)	(2,336,723)
Class S	(5,456,838)	(78,897,035)	(6,277,253)	(91,617,089)
		$ (97,196,117)		$ (102,535,455)
Redemption fees		$ 14		$ 8
Net increase (decrease)
Class A	(393,041)	$ (5,670,676)	21,677	$ 293,517
Class B	(47,496)	(683,943)	(908)	(12,514)
Class C	(30,711)	(442,872)	(13,744)	(199,741)
Class AARP	(22,386)	(320,949)	(48,444)	(708,994)
Class S	(1,551,796)	(22,518,453)	(2,764,128)	(40,447,337)
		$ (29,636,893)		$ (41,075,069)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Trust and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund (formerly Scudder Massachusetts Tax-Free Fund) (the "Fund") at March 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 15, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.15 per share from net long-term capital gains during its year ended March 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,621,000 as capital gain dividends for its year ended March 31, 2006, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of March 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

		43
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	45
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43
Carl W. Vogt (1936) Trustee, 2002-present

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

		43
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael Colon[4] (1969) President, 2006-present

Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SQMAX	SQMBX	SQMCX
CUSIP Number	23337J 104	23337J 203	23337J 302
Fund Number	412	612	712
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMAFX	SCMAX
Fund Number	2112	2012

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, March 31, 2006, DWS State Tax-Free Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R. Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS MASSACHUSETTS TAX-FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$64,800	$0	$0	$0
2005	$58,500	$225	$7,300	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$136,700	$197,605	$0
2005	$490,322	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$30,654	$228,259
2005	$7,300	$0	$236,994	$244,294

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006